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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported)      April 21,1999
                                                  --------------------------


                        INTERUNION FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)


Delaware                                                  0 - 28638                                     87-0520294
(State or other jurisdiction of                       (Commission File                               (IRS Employer
incorporation or organization)                             Number)                             Identification No.)


249 Royal Palm Way, Suite 301 H, Palm Beach, Fl                                                              33480
(Address of principal executive offices)                                                                (Zip Code)


(561) 820 - 0084                                                                                  (561) 655 - 0146
(Issuer's telephone number)                                                           (Issuer's telecopier number)



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ITEM 4 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Effective April 21, 1999, InterUnion Financial Corporation ("InterUnion" or the "Company") dismissed Ahearn Jasco + Company, P.A. ("AJC") of Pompano Beach, Florida. AJC reported on InterUnion's financial statements for its fiscal year ended March 31,1998. Such statements contained no adverse opinion or a disclaimer of opinions, and was not qualified as to uncertainty, audit scope or accounting principles. The decision to change accountants was recommended by InterUnion's Audit Committee and approved by InterUnion's Board of Directors.

During the last two fiscal years and subsequent interim period to the date hereof, there were no disagreements between InterUnion and its certifying accountants on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to satisfaction of the certifying accountants, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

None of the reportable events described in Item 304(a) (1) (ii) occurred with respect to InterUnion within the last two fiscal years and the subsequent interim period to the date hereof.


ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

Letter from AJC dated April 22,1999 [Exhibit 16(i)].


                                   SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        InterUnion Financial Corporation
                                        --------------------------------
                                                  (Registrant)

Date April 23, 1999                     /s/ Georges Benarroch, Director
     --------------                     -------------------------------
                                                  (Signature)*

Date April 23, 1999                     /s/ Karen Lynn Bolens, Director
     --------------                     -------------------------------
                                                  (Signature)*


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                                  Exhibit 16(i)









Securities and Exchange Commission
Washington, DC   20549


Gentlemen:


We were previously the principal certifying accountants for InterUnion
Financial Corporation and on May 29, 1998, we reported on the consolidated financial statements of InterUnion Financial Corporation and its subsidiaries ("InterUnion") as of and for the year ended March 31, 1998. On April 21, 1999, we were dismissed as principal accountants of InterUnion. We have read InterUnion's statement included under Item 4 of its Form 8-K for April 21, 1999, and we agree with such statements.


                                            /s/ Ahearn, Jaxco + Company, P.A.
                                            Certified Public Accountants



Pompano Beach, Florida
April 22, 1999


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